UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22949

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Dynamic Convertible and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2022

DATE OF REPORTING PERIOD: November 1, 2021 through October 31, 2022

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Dynamic Convertible and Income Fund (CCD)

Annual REPORT October 31, 2022

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Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the Fund, our view of retaining leverage, Fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your investment professional or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Maximizing Investment with an Automatic Dividend Reinvestment Plan

Calamos is committed to helping shareholders maximize the opportunities of our closed-end funds. The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund. If shares are trading at a premium to NAV, you will purchase shares at lower-than-market price. For more information, please see page 67.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman,
and Global Chief
Investment Officer

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   1

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2022. In this report, you will find commentary from our portfolio management teams, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Dynamic Convertible and Income Fund (CCD). Global markets have faced many challenges over the reporting period, and we understand investors have questions. Our team has sought to address the key topics in the markets and clarify how they have influenced the Fund, and it is our hope that you find this report informative. In these challenging times, we believe that CCD’s multi-asset approach continues to offer a compelling enhanced fixed income strategy for investors seeking current income.

Investing through periods of rapid change is never easy, but it’s important to maintain a long-term perspective. When markets are volatile and economic conditions are uncertain, many investors find it difficult to stay invested. During my more than 50 years as an investor, I have learned that there are opportunities in all economic environments for active investors who follow disciplined processes. Especially during challenging markets, it’s helpful to remember that market volatility and economic uncertainty are always part of the investment landscape—but short-term volatility sets the stage for long-term opportunities. For example, our team seeks to use short-term sell-offs to actively rebalance the Fund to gain exposure to investments with compelling long-term potential.

Market Review

During the 12-month reporting period, heightened investor anxiety buffeted global markets. Market participants worried about the Federal Reserve’s interest rate increases, inflation, recessionary pressures, fiscal policy and geopolitical uncertainty. Although unemployment remained low in the US, well-publicized layoffs began to make their way into the headlines, and corporate earnings expectations started to decline as companies confronted inflation and an array of unknowns related to regulations and taxes. Investors who were long accustomed to abnormally low interest rates faced a new reality: As the Fed dug into its tightening cycle and global central banks followed suit, the yield of

Letter to Shareholders

2   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

the US 10-year Treasury crossed 4% for the first time since 2010. Although conditions began to stabilize as the reporting period closed—particularly for smaller-cap stocks—major equity, fixed income and convertible market benchmarks closed the reporting period with losses.

Outlook

There are times when macro or geopolitical concerns—such as Fed policy, inflation or the war in Ukraine—drive most of the market’s activity. This is the sort of environment we find ourselves in today. We expect heightened volatility as markets seek clarity about whether a recession is indeed on the horizon or has perhaps already begun. In the US, the fiscal policy backdrop remains uncertain, which is likely to contribute to volatility as market participants pay increasing attention to the 2024 election.

We remain highly attuned to potential risks—monetary policy errors and geopolitics are top of mind. Fiscal policy in the United States will be highly consequential for the markets and the economy. Business confidence is flagging, with real implications not only for corporate profits but also for individuals. Regulations that unduly disincentivize entrepreneurial activity create headwinds that may be felt by businesses first but eventually ripple into households. Policies that encourage unchecked and excessive demand without a corresponding increase in supply ultimately come home to roost, as evidenced by the inflation we see today.

Here’s another important point: Despite the big-picture challenges and uncertainties, over the long term, fundamentals win out. CCD does not invest in the broad economy or in markets as a whole. Rather, our team is focused on managing risk and identifying individual securities that offer compelling risk-and-reward characteristics. Our investment professionals are looking through the short-term noise to identify pockets of opportunity—including among innovative companies with quality fundamentals, those in thematic niches, and those that can demonstrate long-term resilience regardless of the macro backdrop. In a rising interest rate environment, price-to-earnings multiples can come down even if earnings are good, so our team remains particularly mindful of valuations.

Letter to Shareholders

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   3

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CCD is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator, given the unusual economic and market environment we find ourselves in.

We employ a managed distribution policy within this Fund with the goal of providing shareholders a consistent and attractive distribution stream. As of October 31, 2022, the monthly per share distribution rate was $0.1950, and the annualized distribution rate was 10.69%† on market price. Although interest rates rose sharply during the annual period with the yield on the 10-year Treasury rising from 1.55% to 4.10%, rates remain modest in absolute terms historically and negative in real terms (below the rate of inflation). This was true more so for the dividend yield on the S&P 500 Index, which stood at 1.69%. Therefore, the Fund’s annualized distribution rate soundly outdistances both fixed income and equity alternatives.

Moreover, the Fund had no return of capital associated with distributions in 2021, and there are no estimated return of capital components for fiscal year 2022 as of October 31, 2022.

Conclusion

As always, thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals. I invite you to visit our website, www.calamos.com, for ongoing updates about the markets and thought leadership from our team. We also provide information about asset allocation strategies for investors seeking income, capital appreciation, or both.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman, and Global Chief Investment Officer

†Current annualized distribution rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/22 distribution was $0.1950 per share. Based on our current estimates, we anticipate that approximately $0.1950 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are insufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

4   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the 12 months ended October 31, 2022: The S&P 500 Index, a measure of the US stock market, returned -14.61%. The MSCI All Country World Index, a measure of global stock market performance, returned -19.58%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -20.26%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -23.85%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -11.76%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -15.68%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. The countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risks, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in US markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in US markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed-income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both US and non-US markets

Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)

Invests in a globally diversified long/short portfolio
of equity securities as well as globally diversified income-producing securities

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Additional Information About the Fund (Unaudited)

6   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

GROWTH OF $10,000: SINCE INCEPTION (3/27/15) THROUGH 10/31/22

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22

	1 YEAR	5 YEARS	SINCE INCEPTION
Calamos Dynamic Convertible and Income Fund
Market Value	-26.08%	11.33%	8.09%
NAV	-29.91	8.98	7.59
80%VXA0-20%BBGUSHY2%Cap Index	-18.51	8.20	7.75
ICE BofA Convertible Index (VXA0)	-20.26	9.63	8.71
Bloomberg US HY 2% Issuer Cap Bond Index	-11.76	2.00	3.49

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 80%VXAO-20%BBGUSHY2%Cap Index is blended from 80% - ICE BofA Convertibles Index (VXA0) and 20% - Bloomberg US HY 2% Issuer Capped Index.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Additional Information About the Fund (Unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   7

Senior Securities

The following table sets forth information regarding the Fund’s outstanding bank loans, and mandatory redeemable preferred shares (“MRPS”) as of the end of each of the Fund’s last ten fiscal years, as applicable. The information in the table shown below comes from the Fund’s financial statements for the fiscal year ended October 31, 2022, and each of the prior seven years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE	LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE	TYPE OF SENIOR SECURITY
October 31, 2022	$230,000,000	$3,690(a)	—	—	Loan
October 31, 2022	$92,000,000	231(b)	25	25(d)	MRPS
October 31, 2021	$270,000,000	4,261(a)	—	—	Loan
October 31, 2021	$92,000,000	313(b)	25	25(d)	MRPS
October 31, 2020	$204,600,000	4,304(a)	—	—	Loan
October 31, 2020	$64,000,000	344(b)	25	25(d)	MRPS
October 31, 2019	$180,600,000	4,055(a)	—	—	Loan
October 31, 2019	$64,000,000	286(b)	25	25(d)	MRPS
October 31, 2018	$187,500,000	3,887(a)	—	—	Loan
October 31, 2018	$64,000,000	285(b)	25	25(d)	MRPS
October 31, 2017	$169,000,000	4,413(a)	—	—	Loan
October 31, 2017	$64,000,000	291(b)	25	25(d)	MRPS
October 31, 2016	$195,000,000	3,447(a)	—	—	Loan
October 31, 2015	$220,000,000	3,398(a)	—	—	Loan
(a)	Calculated by subtracting the Fund’s total liabilities (not including notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.
(b)	Calculated by subtracting the Fund’s total liabilities (not including MRPS) from the Fund’s total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.
(c)	“Liquidating Preference per Preferred Share” means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.
(d)	The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2022, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2022. As of October 31, 2022, the Fund had utilized $230 million of the $370 million available under the SSB Agreement ($136 million in borrowings outstanding and $94 million in structural leverage consisting of collateral received from SSB in connection with securities on loan), representing 27.1% of the Fund’s managed assets as of that date, and had $92 million in MRPS outstanding, representing 10.8% of the Fund’s managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 37.9% of the Fund’s managed assets.

Additional Information About the Fund (Unaudited)

8   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$ 15.00

ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.55%
Interest Payments on Borrowed Funds(4)	0.53%
Preferred Stock Dividend Payments(5)	0.56%
Other Expenses(6)	0.11%
Total Annual Expenses	2.75%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 2.75% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$28	$85	$145	$307

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.
(2)	Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan”.
(3)	The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.00% of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.55% of the Fund’s average weekly net assets as of October 31, 2022 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).
(4)	Reflects interest expense paid on $120 million in average borrowings under the SSB Agreement, plus $180 million in additional average structural leverage related to certain securities lending programs, as described under “Leverage”.
(5)	Reflects estimated dividend expense on $92 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See “Leverage”.
(6)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.
(7)	The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See “Net Asset Value” for information as to the determination of our NAV.

Additional Information About the Fund (Unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   9

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER END(2)	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW		HIGH	LOW
January 31, 2019	$19.63	$16.18	$19.57	-2.58%	-6.74%
April 30, 2019	$20.70	$19.27	$20.45	1.22%	-4.41%
July 31, 2019	$21.05	$18.40	$20.57	1.01%	-3.41%
October 31, 2019	$20.84	$19.74	$19.94	4.67%	0.51%
January 31, 2020	$22.05	$20.45	$21.44	1.43%	0.94%
April 30, 2020	$22.65	$10.00	$19.06	0.31%	-31.46%
July 31, 2020	$22.55	$17.06	$24.50	-7.96%	-7.73%
October 31, 2020	$24.97	$22.00	$25.00	-6.79%	-11.72%
January 31, 2021	$29.98	$22.39	$30.79	-6.52%	-10.62%
April 30, 2021	$33.76	$29.30	$31.36	4.26%	-6.45%
July 31, 2021	$33.05	$29.03	$30.52	9.15%	-0.85%
October 31, 2021	$32.62	$29.97	$31.73	2.80%	0.94%
January 31, 2022	$33.42	$25.78	$27.28	4.47%	-4.34%
April 30, 2022	$28.18	$23.32	$23.97	4.51%	-5.26%
July 31, 2022	$25.30	$20.08	$22.08	11.14%	-1.03%
October 31, 2022	$24.90	$20.00	$20.19	9.21%	1.35%

Source: Fund Accounting Records

(1)	Based on high and low closing market price per share during the respective quarter and does not reflect commissions.
(2)	Based on the NAV calculated on the close of business on the last business day of each calendar quarter.
(3)	Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

Investment Team Discussion (unaudited)

10   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

DYNAMIC CONVERTIBLE AND
INCOME FUND (CCD)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD) seeks to provide total return through a combination of capital appreciation and current income. We invest in a diversified portfolio of convertible and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe the Fund is well positioned over the long term to generate capital gains and income. The dynamic allocation of security types also provides us with opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

Through this approach, we seek to offer investors an attractive monthly distribution. The product provides an alternative to funds investing exclusively in investment grade fixed income instruments. It seeks to be less sensitive to interest rates while providing equity exposure using convertibles. We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. Although we invest primarily in securities of US issuers, we favor companies that are actively participating in globalization with geographically diverse revenue streams and global-scale business strategies.

How did the Fund perform over the annual period?

The Fund returned -29.91% on a net asset value (NAV) basis and -26.08% on a market price basis for the 12 months ended October 31, 2022 (“annual period”), versus a return of -18.51% for a comparator index comprising 80% ICE BofA All US Convertibles Index and 20% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the annual period, the Fund’s shares traded at an 8.42% premium to NAV.

How do NAV and market price return differ?

Closed-end funds trade on exchanges where factors other than the value of underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio less fund expenses; it also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we deem will help optimize its overall price performance and market value return.

TOTAL RETURN*

Common Shares – Inception 3/27/15
	1 Year	Since Inception**
On Market Price	-26.08%	8.09%
On NAV	-29.91%	7.59%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

** Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	25.8%
Health Care	17.6
Consumer Discretionary	17.4
Industrials	7.7
Communication Services	7.0
Utilities	4.7
Energy	4.4
Financials	3.5
Materials	2.5
Consumer Staples	0.9
Real Estate	0.7
Other	0.2

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Investment Team Discussion (unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   11

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the annual period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders a consistent distribution stream. The Fund’s monthly distribution rate at the end of the period was $0.1950 per share. The annualized distribution rate on the Fund’s market price on October 31, 2022, was 10.69%.

The Fund had no return of capital associated with distributions in 2021, and there are no estimated return of capital components for fiscal year 2022 as of October 31, 2022.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, given that low-but-rising interest rates limited yield opportunities in much of the marketplace. As of October 31, 2022, the dividend yield of S&P 500 Index stocks was 1.69%. Yields also were still relatively low within the US government bond market, with the 10-year US Treasury yielding 4.10%.

What factors influenced performance over the annual period?

Our convertible bond holdings performed in line with the ICE BofA Convertible Bond Index because our holdings in the information technology and real estate sectors were helpful to performance, whereas our holdings in utilities and health care were not.

The convertible and equity markets were challenged during the annual period by recession concerns, inflation, elevated oil prices, rising interest rates, and supply chain disruptions inflicted by the COVID-19 pandemic. Against this volatile backdrop, the US convertible market, represented by the ICE BofA All US Convertibles Index, declined -20.26% and lagged behind the S&P 500 Index return of -14.61%. Convertible bond issuance also significantly declined during the period as the volatility dampened capital markets activity. Declines in the convertible bond market contributed to the Fund’s negative returns over the period.

ASSET ALLOCATION AS OF 10/31/22

Investment Team Discussion (unaudited)

12   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

The convertible market is well represented by small and midsize growth issuers. The annual period was especially challenging for these issuers as evidenced by the -27.38% decline of the Russell 2500 Growth Index. Given that the underlying stocks of the convertible market declined -34.50%, convertibles provided downside resilience by participating in only 58% of the decline of their underlying stocks. The equity market decline also meant that convertibles moved closer to their bond floor where investors are shielded from any further downward move in the underlying stock price because the value of the convertible bond will not fall below the value of the straight bond component.

Our high yield bond holdings slightly outperformed relative to the Bloomberg US High Yield 2% Issuer Capped Index. Selection in the energy and financials sectors contributed to results, whereas our selection in the materials and health care sectors did not.

After beginning the annual period near historic all-time highs, high yield spreads reached local wide levels near 600 basis points over like-maturity Treasuries in June. Since then, the market has settled into a trading range of 400–550 basis points over the past few months. Despite spreads that do not indicate particularly high-stress or default expectations, issuance volumes have dropped precipitously in recent months because borrowers are less eager to lock in funding at higher rates. The Bloomberg US High Yield 2% Issuer Capped Index closed the annual period with option adjusted spreads at 466 basis points over like-maturity Treasuries and a yield of 9.13%.

Performance across credit quality during the annual period was mixed, with B-rated issuers returning -10.8%, whereas BB-rated paper returned -11.7%, and CCC-rated issuers delivered returns of 15.5%. At the beginning of the annual period, the trailing 12-month default rate was 0.4%, near an all-time low. At the end of the annual period, default rates had increased to 1.6%, still well below the long-term average of 3%.

Other factors that contributed to and detracted from Fund performance included the following:

•Despite our relatively low financing costs over the period, our use of leverage was not helpful to returns because our reinvestment rate was less than our associated costs due to overall convertible market declines. Although leverage can enhance returns during favorable markets, the opposite may occur during unfavorable conditions.

•On an unleveraged basis, the portfolio underperformed that of the comparator index. Our relative overweight and selection in convertibles and underweight in corporate bonds proved detrimental to performance.

•Our use of options was beneficial relative to the comparator index, and our exposure to Treasury bonds was also helpful on a relative basis.

•From a sector standpoint, our underweight and selection in the real estate sector, namely in the real estate services industry, boosted returns. In addition, our selection in the information technology sector, namely an overweight in the semiconductor industry, proved to be beneficial relative to the comparator index.

•Conversely, our overweight in the consumer discretionary sector, primarily in the electric utilities industry, hindered performance relative to the comparator index. In addition, our selection in the health care sector, specifically an overweight in biotechnology, impeded return relative to the comparator index.

Investment Team Discussion (unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   13

How is the Fund positioned?

As of October 31, 2022, approximately 79% of our portfolio as a percent of net assets was invested in convertible securities. We believe this will enable our shareholders to take advantage of selective opportunities in the general equity markets. In the long term, it’s our opinion that patient investors will be rewarded for an allocation to convertibles and select high yield bonds at current levels that may offer attractive valuations, especially given the potential for higher interest rates and increased volatility moving into 2023.

During this environment of uncertainty and volatility, we remain focused on managing the risk/reward trade-offs within the portfolio. Convertibles are hybrid securities that can act like equities or bonds, depending on movements in the markets. Although the asset class is diversified across market caps and sectors, small and mid-cap companies are well represented, as we mentioned earlier. And equity valuations have declined markedly among small and mid caps, including many companies that issued convertibles to fund their growth initiatives. To take advantage of the reset in the equity markets, we have maintained our emphasis on balanced convertibles with favorable asymmetric risk/reward profiles. Because this segment offers a healthy blend of equity and fixed income characteristics, balanced convertibles can provide upside equity participation while also potentially dampening downside volatility.

Additionally, as credit spreads have widened across fixed income markets, we have selectively invested in convertibles with more pronounced fixed income attributes (“busted convertibles”) that we believe can benefit from spread improvement and provide a positive yield to maturity. However, consistent with our focus on risk management, we avoid the most distressed portion of the busted convertible market.

Growth sectors such as technology, health care and consumer discretionary remain the largest allocations in the portfolio. We favor companies that are executing well despite macro uncertainties and that can potentially benefit from increased demand for products and services that enhance productivity as an offset to rising corporate costs. We are also emphasizing companies positioned to benefit from longer-term secular themes such as energy efficiency and cybersecurity. Financials are the largest relative underweight in the Fund. Convertible structures in the sector tend to have unfavorable risk/reward characteristics, and many issuers are susceptible to the negative impact of higher interest rates.

The portfolio’s largest relative underweight exposures are toward more defensive areas, such as the real estate and consumer staples sectors, where we hold the opinion that convertible structures are less attractive.

Although convertible issuance has been curbed because of volatility in financial markets, we are still sourcing ample supply, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. As of October 31, 2022, approximately 79% of the portfolio as a percent of net assets was invested in convertible securities. We think that this representation will enable our shareholders to take advantage of opportunities and current valuations in the general equity markets in a risk-managed manner while being less vulnerable than longer-duration bonds to rising interest rates.

The average credit quality of the rated securities in our portfolio (BB) is higher than that of the ICE BofA All US Convertibles Index. This is typical for the Fund because our credit process tends to guide us away from the most speculative corporate securities while still providing regular income. That said, we do selectively invest in lower-credit

Investment Team Discussion (unaudited)

14   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

securities when we believe the risk/return dynamics are favorable for our investors. Our portfolio is positioned with the risk of rising interest rates in mind as we maintain a relatively low average duration of 2.1 years as of October 31, 2022.

Although the Fund tends to be US-centric because of the compelling risk/reward of investments, we invest in global businesses with the ability to seek the best opportunities around the world and diversify their revenue streams. Overall, we believe that our portfolio companies are performing well fundamentally, earning attractive cash flow margins, improving their credit profiles, and utilizing reasonable debt levels to fund their operations.

Although not the case during the period because financial markets experienced general declines, we believe in the prudent use of leverage as a means to enhance total return and support the Fund’s distribution rate over time. As of October 31, 2022, our amount of leveraged assets was approximately 38%.

What are your closing thoughts for Fund shareholders?

Persistent inflationary pressures and monetary policy tightening are expected to contribute to high levels of uncertainty across the financial markets. This heightened volatility is likely to persist until there is greater clarity on the path of these risks, but we believe that short-term volatility can create longer-term opportunity. We believe the Fund is well positioned to participate in a market rebound while offering downside mitigation should markets look to retest recent lows.

To say that the equity and credit markets have experienced turbulence because of rising inflation and interest rates as well as intense geopolitical risks is stating the obvious. Convertibles have not been immune to this increase in volatility, which has also contributed to the subdued pace of new convertible issuance. Although we anticipated a deceleration in the annual volume of new convertibles after back-to-back years of near record amounts, issuance during the annual period was affected by heightened global uncertainty fomented by multiple factors. Issuance accelerated toward the latter part of the annual period, and we expect the pace of new issuance to achieve a brisk clip once macro uncertainty subsides. Typically, after periods of volatility-induced slowdowns in new capital market issuance, the convertible market tends to be one of the first to reopen, and the initial deals tend to be attractively priced. We also anticipate—and would welcome—higher cash coupons given the overall rise in interest rates across markets. Despite the issuance slowdown, the strong issuance from 2020 and 2021 expanded the market and pushed back the maturity wall in the existing convertible market, which in our view provides attractive opportunities.

Although a short window, we have been encouraged by the positive convexity convertibles have shown late in the annual period. Having participated in the July to mid-August rally, convertibles also held up better relative to other risk assets during the late August through September decline.

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   15

The Fund’s Investment Objective, Principal INVESTMENT Strategies and Principal Risks

Investment Objective

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio of convertible securities (including synthetic convertible instruments, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities) and debt and equity income-producing securities, as well as other investments that generate current income and dividends, including but not limited to common and preferred stocks, investment grade and below investment grade (high-yield or “junk”) bonds, loans, equity-linked notes, and floating rate securities (referred to throughout as “income-producing securities”). Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertibles).* The Fund may invest up to 50% of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets.

The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible instruments). In addition, the Fund may invest all or substantially all of its managed assets in below investment grade convertible securities (including non-convertible securities held to create synthetic convertible instruments); provided that, the Fund may invest up to 15% of its managed assets in convertible and non-convertible securities rated below B3 by Moody’s or below B- by Standard & Poor’s. As such, the Fund’s portfolio may at times consist entirely or primarily of below investment grade securities, including high-yield bonds. The Fund may invest up to 15% of its managed assets in illiquid securities. The Fund may invest up to 10% of its managed assets in the equity securities of REITs and up to 10% of its managed assets in the equity securities of MLPs; however, convertible securities are excluded from each of these limitations. The Fund may invest in securities with a broad range of maturities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, (ii) on a portion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indexes (such as the Standard and Poor’s 500® Index (“S&P 500”) or the MSCI EAFE® Index (“MSCI EAFE”)) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company (“SSB Agreement”) that allows the Fund to borrow up to $370 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares (“MRPS” or “MRP Shares”) with an aggregate liquidation preference of $92 million.

Term Structure

Absent shareholder approval to amend the limited term provision of the Fund’s Agreement and Declaration of Trust, the Fund’s Agreement and Declaration of Trust provides that it will cease to exist at the close of business on the fifteenth anniversary of the effective date of the Fund’s registration statement, March 26, 2030, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to March 26, 2031, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Upon termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase common shares in this offering their initial investment of $25 per common share on the Termination Date, and such investors and investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

*This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act.

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

16   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

Principal Risks

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund’s prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common shares or the overall return of the Fund.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non- convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations.

The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   17

become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value (“NAV”).

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.

Fixed Income Securities Risk. The Fund may invest in fixed income securities, including corporate, municipal, and government bonds. Fixed income securities are subject to the risk of decreasing value in periods of increasing interest rates, as well as the risk that the issuer of such securities could be downgraded or default, causing the credit rating of the securities to drop and thus generally decreasing the value of such securities.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the US economy or any foreign economy.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced increased periods of volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

The COVID-19 pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short-term or may last for an extended period of time.

While the extreme volatility and disruption that US and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

The United Kingdom left the European Union (“EU”) on January 31, 2020 (commonly referred to as “Brexit”). During an 11 month transition period, ending December 31, 2020, the United Kingdom and the EU agreed to a Trade and Cooperation Agreement, which sets out the agreement for certain parts of the future relationship between the EU and the United Kingdom from January 1, 2021. The Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the EU as the United Kingdom previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services. Accordingly, uncertainty remains in certain areas as to the future relationship between the United Kingdom and EU. The uncertainty caused by the United Kingdom’s departure from the EU could lead to prolonged political, legal, regulatory, tax and economic uncertainty and wider instability and volatility in

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

18   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

the financial markets of the United Kingdom and more broadly across Europe. It may also lead to weakening corporate and financial confidence in such markets as the United Kingdom renegotiates the regulation of the provision of financial services within and to persons in the EU. Brexit could lead to market dislocation, heightened counterparty risk, an adverse effect on the management of market risk and, in particular, asset and liability management due in part to redenomination of financial assets and liabilities, an adverse effect on the management, operation and investment in the Fund and increased legal, regulatory or compliance burden for the Fund which may have a negative impact on the operations, financial condition, returns and prospectus of the Fund.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The United States and other countries imposed broad-ranging sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The United States and other countries have also imposed sanctions on Belarus and may impose sanctions on other countries that support Russia's invasion. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in Europe and globally, including declines in its stock markets and the value of the ruble against the US dollar, are impossible to predict, but could be significant and have a severe adverse effect on Russia and Europe in general. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may negatively impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors in Europe and globally. These events could significantly impact the Fund's performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global markets.

In response to recent political and military actions undertaken by Russia, the US and the EU have instituted sanctions against certain Russian individuals, including politicians, and Russian corporate and banking entities. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, the inability to freely trade sanctioned companies, a decline in the value and liquidity of Russian securities, and/or other adverse consequences to the Russian economy. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets.

Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy and may have an impact on the economies of other European countries and globally as well. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia or to European issuers or countries.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Geographic Focus Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund focuses its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   19

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund’s dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. As the value of a security changes over time, so will its duration.

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment-grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Leverage Risk. The Fund has issued indebtedness and preferred shares and may borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2022, the Fund has leverage in the form of borrowings under the SSB Agreement and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act and the Fund’s policies.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility in the NAV and market price of the Fund’s common shares;

•fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

20   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board of Trustees reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board of Trustees reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board.

In considering whether to approve the use of additional leverage through those means, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Effects of Leverage. The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $370 million. As of October 31, 2022, the Fund had utilized $230 million of the $370 million available under the SSB Agreement ($136 million of borrowings outstanding, and $94 million in structural leverage consisting of collateral received from State Street Bank and Trust Company in connection with securities on loan), representing 27.1% of the Fund’s managed assets as of that date, and had $92 million of MRP Shares outstanding, representing 10.8% of the Fund’s managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 37.9% of the Fund’s managed assets. Interest on the SSB Agreement is charged on the drawn amount at the rate of the Overnight Bank Financing Rate (“OBFR”) plus 0.80%, payable monthly in arrears. Interest on overdue

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   21

amounts or interest on the drawn amount paid during an event of default will be charged at OBFR plus 2.80%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2022, the interest rate charged under the SSB Agreement was 3.86%. “Net income” payments related to cash collateral in connection with securities lending were 0.31% of the borrowed amount on an annualized basis as of that date, although this amount can vary based on changes in underlying interest rates.

The Fund’s MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund’s prospectus): 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including “net income” payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2022, the Fund’s portfolio would need to experience an annual return of 1.34% (before giving effect to expenses associated with senior securities).

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares, including the MRP Shares, or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by us (and utilized on October 31, 2022). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(17.92)%	(10.02)%	(2.12)%	5.78%	13.68%
(1)	Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2022 of 3.86%, and dividend expense on the MRP Shares.

Reduction of Leverage Risk. The Fund has previously taken, and may in the future take, action to reduce the amount of leverage employed by the Fund. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact the Fund’s financial performance, including the Fund’s ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best interests of the Fund, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

22   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

Market Discount Risk. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. Common shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the Fund’s common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of investment activities. The Fund’s NAV may be reduced immediately following an offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above the Fund’s NAV, or below or above the public offering price for the common shares.

Interest Rate Risk. In addition to the risks described above, debt securities, including high yield securities, are subject to certain risks, including:

•if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full, and reduce the value of the security. This is known as extension risk;

•rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares; and

•to the extent the Federal Reserve Board continues to raise interest rates, there is a risk that interest rates across the financial system may also rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.

Global efforts are underway to transition away from LIBOR. There remains uncertainty regarding the nature of and the liquidity in replacement rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests can be difficult to ascertain.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments may affect the volatility of the Fund’s share price.

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

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Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board of Trustees, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase.

Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Decline in Net Asset Value Risk. A material decline in the Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage for outstanding borrowings or any debt securities or preferred shares.

REIT Risk. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified.

REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Loan Risk. The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange-traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the Fund’s income. Because the adviser may wish to invest in the publicly-traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access.

“Covenant-Lite” Loans Risk. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

24   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

The Fund may sell options on individual securities and securities indices. All call options sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help resist against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, caps and floors, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, duration mismatch risk, correlation risk, liquidity risk, interest rate risk, volatility risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund’s transactions in derivative instruments may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used.

Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Foreign Securities Risk. Investments in non-US issuers may involve unique risks compared to investing in securities of US issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S investments in one region or in the securities of emerging market issuers. These risks may include:

•less information may be available about non-US issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•many non-US markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession;

•economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•the difficulty in obtaining or enforcing a court judgment in non-US countries;

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   25

•restrictions on foreign investments in non-US jurisdictions;

•difficulties in effecting the repatriation of capital invested in non-US countries;

•withholding and other non-US taxes may decrease the Fund’s return;

•the ability for the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries;

•often limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Commission, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited; and

•dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the US or have substantial assets in the US. In this case, such a “foreign issuer” may be subject to the market conditions in the US to a greater extent than it may be subject to the market conditions in the country of its organization.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties with whom and through which the Fund trades. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom the Fund trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk.

Limited Term Risk. Unless the limited term provision of the Fund’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement Declaration of Trust, the Fund will be terminated on March 26, 2030, the fifteenth anniversary of the effective date of the Fund’s initial registration statement dated March 26, 2015. If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to March 26, 2031, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio. During the wind-down period the Fund may deviate from its investment strategy. As a result, during the wind-down period the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that shareholders will receive cash in any liquidating distribution from the Fund. However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. The Fund does not seek to return $25 per common share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its Termination Date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the common shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation,

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

26   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders which may be more than, equal to or less than $25 per common share.

Master Limited Partnerships Risk. Investments in MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

Although certain MLPs may trade on national securities exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses or realizing gains. This also may adversely affect the Fund’s ability to make dividend distributions to shareholders.

MLPs are generally treated as partnerships for US federal income tax purposes. Partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for US federal income tax purposes, it could result in a reduction in the value of the Fund.

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the US markets are traded as ADRs. US depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a US exchange, the risks inherently associated with foreign investing still apply to ADRs.

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   27

market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets.

US Government Security Risk. Some securities issued by US Government agencies or government sponsored enterprises are not backed by the full faith and credit of the US and may only be supported by the right of the agency or enterprise to borrow from the US Treasury. There can be no assurance that the US Government will always provide financial support to those agencies or enterprises.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, its per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

28   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

Forward Currency Exchange Contracts Risk. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward currency exchange transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. In addition, the tax treatment of the Fund may be affected by future interpretations of the Internal Revenue Code of 1986, as amended, and changes in the tax laws and regulations, all of which may apply with retroactive effect.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund’s various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund’s balance sheet. The Fund’s ability to fund these contingent liabilities will depend on the liquidity of the Fund’s assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact the Fund’s financial condition.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations, including conflicts that relate to the fees and expenses of the Fund.

Market Impact Risk. The sale of the Fund’s common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund’s common shares. An increase in the number of common shares available may put downward pressure on the market price for the Fund’s common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Liquidity Risk. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). Subject only to the Fund’s other investment limits, the Fund may also invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable) and thus subject to the Fund’s limit of investing no more than 15% of its managed assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   29

securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and may be fair valued by the Board of Trustees, in which case Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against the Fund’s income and against the Fund’s net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in the Fund’s senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of the Fund’s shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, the Fund may alter its portfolio or redeem the senior security. The Fund may voluntarily redeem senior securities under certain circumstances.

Short Selling Risk. The Fund may engage in short sales for investment and risk management purposes. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract.

In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value

Calamos Dynamic Convertible and Income Fund (CCD) (unaudited)

30   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. It may be difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT 31

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (16.2%)
Airlines (0.4%)
376,334	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$368,389
59,400	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	57,546
261,399	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	243,679
153,799	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	153,028
316,000	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	248,338
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
196,000	5.500%, 04/20/26	186,902
65,000	5.750%, 04/20/29	59,203
298,777	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	239,715
215,090	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	209,855
169,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	171,721
129,490	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	109,378
		2,047,754

Communication Services (1.8%)
300,000	Altice France, SA* 5.500%, 10/15/29	229,035
320,000	APi Group DE, Inc.* 4.750%, 10/15/29	269,117
415,000	Arrow Bidco, LLC* 9.500%, 03/15/24	417,627
280,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	201,407
	Audacy Capital Corp.*
336,000	6.750%, 03/31/29	96,577
131,000	6.500%, 05/01/27	38,671
196,000	Beasley Mezzanine Holdings, LLC*^ 8.625%, 02/01/26	143,264
101,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	88,173
405,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	333,230

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
400,000	5.750%, 01/15/30	$308,992
400,000	5.375%, 02/01/28	369,480
400,000	4.625%, 12/01/30	288,892
400,000	4.500%, 11/15/31	312,212
370,000	5.500%, 04/15/27	349,831
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
210,000	6.625%, 08/15/27	10,973
146,000	5.375%, 08/15/26	29,386
368,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	331,572
187,000	Embarq Corp. 7.995%, 06/01/36	75,903
275,000	Frontier California, Inc. 6.750%, 05/15/27	262,056
	Frontier Communications Holdings, LLC*
169,000	5.000%, 05/01/28	148,064
65,000	8.750%, 05/15/30	66,434
289,000	Frontier Florida, LLC 6.860%, 02/01/28	269,464
400,000	Frontier North, Inc.@ 6.730%, 02/15/28	376,456
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
235,000	3.500%, 03/01/29	195,048
69,000	5.250%, 12/01/27	65,445
80,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	76,428
	Intelsat Jackson Holdings, SA@&
200,000	9.750%, 07/15/25*	—
135,000	5.500%, 08/01/23	—
330,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	308,022
169,724	Ligado Networks, LLC* 15.500%, 11/01/23 PIK rate	71,075
	Lumen Technologies, Inc.
422,000	7.600%, 09/15/39	291,611
320,000	4.000%, 02/15/27*	272,723
133,000	4.500%, 01/15/29*	94,153
130,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	99,295
	Netflix, Inc.
200,000	4.875%, 06/15/30*^	185,380
130,000	4.875%, 04/15/28	123,733
135,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	115,120
	Scripps Escrow II, Inc.*
136,000	3.875%, 01/15/29	113,175
68,000	5.375%, 01/15/31	55,336

Schedule of Investments October 31, 2022

32 CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
490,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	$444,126
	Sirius XM Radio, Inc.*
345,000	5.500%, 07/01/29	318,590
201,000	4.000%, 07/15/28	173,682
130,000	3.125%, 09/01/26	116,329
65,000	3.875%, 09/01/31	52,025
130,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	80,230
680,000	Sprint Corp. 7.125%, 06/15/24	691,785
235,000	Stagwell Global, LLC* 5.625%, 08/15/29	202,814
210,000	Telecom Italia Capital, SA 6.000%, 09/30/34	153,327
260,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	120,832
240,000	United States Cellular Corp. 6.700%, 12/15/33	228,770
		9,665,870

Consumer Discretionary (2.9%)
320,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	303,821
	American Axle & Manufacturing, Inc.
278,000	6.875%, 07/01/28	257,233
27,000	5.000%, 10/01/29	21,989
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
204,000	6.625%, 01/15/28	174,861
163,000	4.625%, 08/01/29	122,563
65,000	4.625%, 04/01/30	48,347
325,000	At Home Group, Inc.*^ 4.875%, 07/15/28	236,577
79,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.* 5.375%, 03/01/29	68,804
	Bath & Body Works, Inc.
355,000	6.694%, 01/15/27	335,567
330,000	6.875%, 11/01/35	280,873
	Caesars Entertainment, Inc.*
168,000	4.625%, 10/15/29^	134,628
132,000	8.125%, 07/01/27^	128,511
132,000	6.250%, 07/01/25	129,004
	Carnival Corp.*
134,000	10.500%, 02/01/26	131,513
68,000	7.625%, 03/01/26	51,290
315,000	Carriage Services, Inc.* 4.250%, 05/15/29	238,603
195,000	Carvana Company* 4.875%, 09/01/29	86,444

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
725,000	5.125%, 05/01/27	$672,438
300,000	6.375%, 09/01/29	278,076
300,000	4.750%, 03/01/30	250,653
266,000	4.250%, 02/01/31	210,438
150,000	4.500%, 08/15/30	122,159
130,000	5.000%, 02/01/28	117,447
130,000	4.750%, 02/01/32	104,365
100,000	4.250%, 01/15/34	73,538
130,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	117,421
207,000	Cedar Fair, LP 5.250%, 07/15/29	182,471
33,000	Century Communities, Inc.* 3.875%, 08/15/29	26,036
	Dana, Inc.
220,000	4.250%, 09/01/30	176,568
130,000	4.500%, 02/15/32	99,282
	DISH DBS Corp.
325,000	5.250%, 12/01/26*	282,497
215,000	7.750%, 07/01/26	181,916
168,000	7.375%, 07/01/28	127,893
130,000	5.125%, 06/01/29	88,284
400,000	Empire Resorts, Inc.* 7.750%, 11/01/26	329,692
296,000	Everi Holdings, Inc.* 5.000%, 07/15/29	258,322
275,000	Ford Motor Company 6.100%, 08/19/32	252,227
	Ford Motor Credit Company, LLC
425,000	4.000%, 11/13/30	345,002
350,000	5.113%, 05/03/29	313,026
350,000	4.063%, 11/01/24	335,717
315,000	4.134%, 08/04/25	293,029
200,000	4.389%, 01/08/26	185,732
	Gap, Inc.*
98,000	3.875%, 10/01/31^	67,712
13,000	3.625%, 10/01/29	9,148
101,000	General Motors Financial Company, Inc. 3.100%, 01/12/32	77,002
	goeasy, Ltd.*
460,000	5.375%, 12/01/24	433,058
241,000	4.375%, 05/01/26	209,099
195,000	Goodyear Tire & Rubber Company^ 5.000%, 07/15/29	169,506
114,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	94,051
403,000	Guitar Center, Inc.* 8.500%, 01/15/26	354,064
	International Game Technology, PLC*
345,000	6.250%, 01/15/27	342,133
200,000	4.125%, 04/15/26	185,692

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT 33

PRINCIPAL AMOUNT		VALUE
265,000	Liberty Interactive, LLC^ 8.250%, 02/01/30	$166,189
	Life Time, Inc.*
196,000	8.000%, 04/15/26^	172,380
135,000	5.750%, 01/15/26	125,719
168,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	150,735
175,000	M/I Homes, Inc. 3.950%, 02/15/30	133,480
	Macy’s Retail Holdings, LLC
277,000	6.700%, 07/15/34*	217,811
163,000	5.875%, 03/15/30*^	137,755
135,000	4.300%, 02/15/43	80,302
310,000	Mclaren Finance, PLC* 7.500%, 08/01/26	248,958
332,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	283,611
360,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	303,865
	Newell Brands, Inc.^
65,000	6.375%, 09/15/27	63,725
33,000	6.625%, 09/15/29	32,277
	Nordstrom, Inc.
130,000	5.000%, 01/15/44	82,349
123,000	4.250%, 08/01/31	89,432
305,000	Penn Entertainment, Inc.*^ 4.125%, 07/01/29	244,073
365,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	272,118
659,000	Rite Aid Corp.*^ 8.000%, 11/15/26	428,567
370,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	309,098
303,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	238,679
193,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	168,846
545,000	Station Casinos, LLC* 4.500%, 02/15/28	469,823
162,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	148,722
65,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	69,911
300,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	235,563
67,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	60,683
		15,050,993

PRINCIPAL AMOUNT		VALUE

Consumer Staples (0.7%)
305,000	Central Garden & Pet Company* 4.125%, 04/30/31	$255,410
304,000	Edgewell Personal Care Company* 4.125%, 04/01/29	260,072
	Energizer Holdings, Inc.*
370,000	4.375%, 03/31/29	299,615
66,000	6.500%, 12/31/27	60,485
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
390,000	5.500%, 01/15/30	356,675
295,000	5.125%, 02/01/28	276,533
177,000	New Albertsons, LP 7.750%, 06/15/26	182,768
261,000	Performance Food Group, Inc.* 4.250%, 08/01/29	222,369
250,000	PetSmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	228,270
	Pilgrim’s Pride Corp.*
210,000	5.875%, 09/30/27	205,613
210,000	4.250%, 04/15/31	176,081
	Post Holdings, Inc.*
115,000	5.750%, 03/01/27	111,542
68,000	5.500%, 12/15/29	61,290
33,000	4.625%, 04/15/30	27,916
252,000	Prestige Brands, Inc.* 3.750%, 04/01/31	203,011
300,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	290,424
413,000	Vector Group, Ltd.* 5.750%, 02/01/29	362,110
		3,580,184

Energy (1.8%)
132,000	Antero Resources Corp.* 5.375%, 03/01/30	122,540
268,000	Apache Corp. 5.100%, 09/01/40	217,257
	Buckeye Partners, LP
210,000	3.950%, 12/01/26	184,315
135,000	5.850%, 11/15/43	101,997
300,000	Callon Petroleum Company* 7.500%, 06/15/30	285,249
	Cheniere Energy Partners, LP
131,000	3.250%, 01/31/32	102,141
63,000	4.000%, 03/01/31	53,216
129,000	Cheniere Energy, Inc. 4.625%, 10/15/28	119,111
198,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	195,347

Schedule of Investments October 31, 2022

34 CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Continental Resources, Inc.*
135,000	5.750%, 01/15/31	$122,967
67,000	2.875%, 04/01/32	49,096
415,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	401,214
3,259	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27 PIK rate	3,011
137,000	DT Midstream, Inc.* 4.125%, 06/15/29	118,587
326,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	308,817
150,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	143,205
	Energy Transfer, LP‡
390,000	7.457%, 11/15/26 3 mo. USD LIBOR + 3.02%	288,776
197,000	6.500%, 11/01/34 5 year CMT + 5.69%	169,747
	EnLink Midstream Partners, LP
340,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	261,701
285,000	4.850%, 07/15/26	268,863
135,000	Enlink Midstream, LLC*^ 6.500%, 09/01/30	132,779
300,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	297,138
274,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	256,779
260,000	Gulfport Energy Corp.&@ 6.375%, 05/15/25	—
	Gulfport Energy Operating Corp.
190,000	8.000%, 05/17/26*	189,706
79,461	8.000%, 05/17/26	79,338
300,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	273,966
196,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	178,427
	Laredo Petroleum, Inc.
297,000	10.125%, 01/15/28^	293,041
131,000	9.500%, 01/15/25	131,287
262,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	256,050
	Moss Creek Resources Holdings, Inc.*
145,000	10.500%, 05/15/27	140,002
130,000	7.500%, 01/15/26	119,733

PRINCIPAL AMOUNT		VALUE
250,000	MPLX, LP‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	$243,210
130,000	Murphy Oil Corp. 6.375%, 07/15/28	127,319
	New Fortress Energy, Inc.*
272,000	6.750%, 09/15/25	267,667
135,000	6.500%, 09/30/26	131,046
244,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	234,638
280,000	Parkland Corp.* 5.875%, 07/15/27	265,406
261,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	230,207
270,000	Plains All American Pipeline, LP‡ 6.125%, 12/01/22 3 mo. USD LIBOR + 4.11%	224,203
365,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	326,288
	Southwestern Energy Company
135,000	5.375%, 02/01/29	125,832
135,000	5.375%, 03/15/30	125,478
65,000	4.750%, 02/01/32	56,424
65,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	55,504
	Venture Global Calcasieu Pass, LLC*
65,000	4.125%, 08/15/31	55,637
65,000	3.875%, 08/15/29	56,293
275,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	229,314
195,000	W&T Offshore, Inc.* 9.750%, 11/01/23	194,396
	Weatherford International, Ltd.*
285,000	6.500%, 09/15/28	274,489
195,000	8.625%, 04/30/30	184,068
		9,272,822

Financials (3.1%)
	Acrisure, LLC / Acrisure Finance, Inc.*
393,000	6.000%, 08/01/29	325,970
356,000	7.000%, 11/15/25	338,620
400,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	408,468
416,000	AG Issuer, LLC* 6.250%, 03/01/28	391,061
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
580,000	6.750%, 10/15/27	530,700
65,000	5.875%, 11/01/29	55,247
65,000	4.250%, 10/15/27	58,854

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT 35

PRINCIPAL AMOUNT		VALUE
	Ally Financial, Inc.
427,000	4.700%, 05/15/26 7 year CMT + 3.48%‡	$303,860
215,000	8.000%, 05/15/28	220,861
533,000	AmWINS Group, Inc.* 4.875%, 06/30/29	463,113
635,000	AssuredPartners, Inc.* 7.000%, 08/15/25	613,302
292,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	238,322
63,000	Bank of New York Mellon Corp.µ‡ 3.750%, 12/20/26 5 year CMT + 2.63%	48,414
533,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	431,309
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*
535,000	4.500%, 04/01/27	457,484
324,000	5.750%, 05/15/26	301,741
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	174,900
70,000	Capital One Financial Corp.^‡ 3.950%, 09/01/26 5 year CMT + 3.16%	52,754
302,000	Castlelake Aviation Finance DAC*^ 5.000%, 04/15/27	256,954
	Credit Acceptance Corp.
350,000	6.625%, 03/15/26	331,779
238,000	5.125%, 12/31/24*	224,058
344,000	Enact Holdings, Inc.* 6.500%, 08/15/25	339,552
389,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	314,896
439,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	426,058
	HUB International, Ltd.*
883,000	7.000%, 05/01/26	872,236
398,000	5.625%, 12/01/29^	342,909
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
335,000	5.250%, 05/15/27	308,890
202,000	4.375%, 02/01/29	169,731
525,000	ILFC E-Capital Trust II*‡ 5.365%, 12/21/65 3 mo. USD LIBOR + 1.80%	363,825
550,000	Iron Mountain, Inc.* 5.250%, 03/15/28	506,985
540,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	425,012

PRINCIPAL AMOUNT		VALUE
	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.*
522,000	5.250%, 10/01/25	$481,926
130,000	4.750%, 06/15/29	104,049
378,000	LD Holdings Group, LLC* 6.125%, 04/01/28	212,111
	Level 3 Financing, Inc.*
280,000	4.250%, 07/01/28	231,154
133,000	3.875%, 11/15/29	109,504
200,000	LPL Holdings, Inc.* 4.000%, 03/15/29	175,360
585,000	MetLife, Inc. 6.400%, 12/15/66	539,300
365,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	298,282
	Navient Corp.
588,000	5.000%, 03/15/27	498,453
300,000	4.875%, 03/15/28	239,787
300,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	224,100
	OneMain Finance Corp.
180,000	3.875%, 09/15/28	140,722
137,000	7.125%, 03/15/26	132,034
132,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	119,914
416,000	PHH Mortgage Corp.*^ 7.875%, 03/15/26	345,729
70,000	PNC Financial Services Group, Inc.µ‡ 6.000%, 05/15/27 5 year CMT + 3.00%	65,319
300,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	263,400
195,000	RLJ Lodging Trust, LP* 3.750%, 07/01/26	178,731
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
125,000	3.625%, 03/01/29	97,001
120,000	3.875%, 03/01/31	89,522
65,000	2.875%, 10/15/26	54,532
269,000	StoneX Group, Inc.* 8.625%, 06/15/25	265,976
63,000	SVB Financial Group^‡ 4.000%, 05/15/26 5 year CMT + 3.20%	44,375
	United Wholesale Mortgage, LLC*
310,000	5.500%, 04/15/29	235,482
130,000	5.750%, 06/15/27	106,592

Schedule of Investments October 31, 2022

36 CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
135,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	$97,600
130,000	US Bancorpµ‡ 3.700%, 01/15/27 5 year CMT + 2.54%	99,870
300,000	VZ Secured Financing, BV* 5.000%, 01/15/32	241,065
	XHR, LP*
280,000	6.375%, 08/15/25	275,666
130,000	4.875%, 06/01/29	113,261
		16,378,682

Health Care (1.2%)
	Bausch Health Companies, Inc.*
538,999	11.000%, 09/30/28	421,529
105,000	14.000%, 10/15/30	60,275
98,000	6.125%, 02/01/27	64,783
130,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	112,625
	CHS/Community Health Systems, Inc.*
533,000	6.125%, 04/01/30	218,983
305,000	8.000%, 03/15/26	263,230
146,000	6.875%, 04/15/29	61,390
33,000	5.250%, 05/15/30	22,905
	DaVita, Inc.*
531,000	4.625%, 06/01/30	414,594
313,000	3.750%, 02/15/31	227,401
	Embecta Corp.*
195,000	5.000%, 02/15/30	167,560
67,000	6.750%, 02/15/30	61,350
	Encompass Health Corp.
130,000	4.750%, 02/01/30	110,937
130,000	4.500%, 02/01/28	116,362
282,000	HCA, Inc. 7.500%, 11/06/33	287,719
200,000	Jazz Securities DAC* 4.375%, 01/15/29	177,582
116,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 10.000%, 06/15/29	65,662
	Medline Borrower, LP*
336,000	5.250%, 10/01/29^	262,171
335,000	3.875%, 04/01/29	274,110
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
490,000	5.125%, 04/30/31	416,461
200,000	4.125%, 04/30/28	176,302
302,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	229,529
	Tenet Healthcare Corp.
625,000	6.250%, 02/01/27*	601,081
375,000	6.875%, 11/15/31	319,444
345,000	4.875%, 01/01/26*	326,577

PRINCIPAL AMOUNT		VALUE
	Teva Pharmaceutical Finance Netherlands III, BV
520,000	6.000%, 04/15/24	$515,793
200,000	7.125%, 01/31/25	198,470
200,000	4.750%, 05/09/27	176,892
130,000	3.150%, 10/01/26	109,955
		6,461,672

Industrials (2.4%)
300,000	ACCO Brands Corp.* 4.250%, 03/15/29	238,563
300,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	270,054
265,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	175,454
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
440,000	4.625%, 01/15/27	408,870
195,000	5.875%, 02/15/28	183,760
136,000	3.500%, 03/15/29	112,690
300,000	Allegiant Travel Company* 7.250%, 08/15/27	282,921
	Allison Transmission, Inc.*
129,000	4.750%, 10/01/27	119,101
70,000	3.750%, 01/30/31	56,201
65,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	57,346
146,000	Arcosa, Inc.* 4.375%, 04/15/29	126,600
700,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK Rate	503,132
	Avolon Holdings Funding, Ltd.*µ
137,000	5.250%, 05/15/24	132,808
110,000	5.500%, 01/15/26	101,259
206,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	170,718
261,000	BWX Technologies, Inc.* 4.125%, 04/15/29	226,188
138,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	118,225
66,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	67,550
68,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	63,262
350,000	Deluxe Corp.* 8.000%, 06/01/29	293,241
130,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	110,367

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT 37

PRINCIPAL AMOUNT		VALUE
195,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	$182,670
323,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	210,531
145,000	EnerSys* 4.375%, 12/15/27	127,287
300,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	237,567
132,000	GFL Environmental, Inc.* 3.750%, 08/01/25	124,865
148,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	121,814
140,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	131,071
	Graphic Packaging International, LLC*
175,000	4.750%, 07/15/27	161,761
125,000	3.500%, 03/01/29	106,356
290,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	228,839
623,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	527,482
402,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	371,528
350,000	Herc Holdings, Inc.* 5.500%, 07/15/27	331,583
326,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	322,398
310,000	IEA Energy Services, LLC* 6.625%, 08/15/29	299,401
350,000	JELD-WEN, Inc.* 4.625%, 12/15/25	291,494
445,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	373,181
134,000	MasTec, Inc.* 4.500%, 08/15/28	118,589
170,000	Moog, Inc.* 4.250%, 12/15/27	152,424
272,000	Novelis Corp.* 4.750%, 01/30/30	231,597
100,000	OI European Group, BV* 4.750%, 02/15/30	85,065
310,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	274,738
399,000	Patrick Industries, Inc.* 4.750%, 05/01/29	303,862
335,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance, Inc.* 8.500%, 11/15/27	360,212

PRINCIPAL AMOUNT		VALUE
	QVC, Inc.
174,000	4.375%, 09/01/28	$126,326
135,000	5.450%, 08/15/34^	85,118
247,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	196,849
	Sinclair Television Group, Inc.*
201,000	4.125%, 12/01/30	155,584
135,000	5.500%, 03/01/30^	101,336
270,000	Standard Industries, Inc.* 5.000%, 02/15/27	247,042
216,000	Stericycle, Inc.* 3.875%, 01/15/29	187,769
200,000	STL Holding Company, LLC* 7.500%, 02/15/26	174,360
200,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	195,548
	TransDigm, Inc.
366,000	6.250%, 03/15/26*	361,235
205,000	7.500%, 03/15/27	202,681
198,000	Tronox, Inc.* 4.625%, 03/15/29	153,808
265,000	Vertiv Group Corp.*^ 4.125%, 11/15/28	230,749
274,000	Wabash National Corp.* 4.500%, 10/15/28	231,294
240,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	222,290
	WESCO Distribution, Inc.*
137,000	7.125%, 06/15/25	138,532
68,000	7.250%, 06/15/28	69,087
282,000	Williams Scotsman International, Inc.* 6.125%, 06/15/25	281,650
		12,855,883

Information Technology (0.7%)
131,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	114,828
153,000	Coherent Corp.* 5.000%, 12/15/29	131,341
315,000	CommScope Technologies, LLC* 6.000%, 06/15/25	296,925
245,000	CommScope, Inc.* 4.750%, 09/01/29	207,566
	Dell International, LLC / EMC Corp.µ
310,000	6.020%, 06/15/26	309,724
150,000	6.100%, 07/15/27	150,384
138,000	Fair Isaac Corp.* 4.000%, 06/15/28	124,915
300,000	KBR, Inc.* 4.750%, 09/30/28	263,340
	MPH Acquisition Holdings, LLC*
300,000	5.750%, 11/01/28^	232,212
130,000	5.500%, 09/01/28	112,931

Schedule of Investments October 31, 2022

38 CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
130,000	NCR Corp.* 5.125%, 04/15/29	$109,153
198,000	ON Semiconductor Corp.* 3.875%, 09/01/28	174,717
	Open Text Corp.*
204,000	3.875%, 02/15/28	175,273
98,000	3.875%, 12/01/29	77,780
98,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	74,119
130,000	Playtika Holding Corp.* 4.250%, 03/15/29	108,384
187,000	PTC, Inc.* 4.000%, 02/15/28	170,748
370,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	312,891
	Twilio, Inc.
185,000	3.625%, 03/15/29	152,886
66,000	3.875%, 03/15/31^	53,882
325,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	270,270
300,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	252,840
		3,877,109

Materials (0.7%)
140,000	ArcelorMittal, SA 7.000%, 10/15/39	132,647
147,000	ATI, Inc. 5.875%, 12/01/27	134,501
67,000	Carpenter Technology Corp. 7.625%, 03/15/30	65,516
195,000	Chemours Company* 4.625%, 11/15/29	152,159
420,000	Clearwater Paper Corp.* 4.750%, 08/15/28	368,924
	Commercial Metals Company
130,000	4.125%, 01/15/30	110,271
65,000	4.375%, 03/15/32	53,203
250,000	Constellium, SE*^ 3.750%, 04/15/29	196,273
130,000	Freeport-McMoRan, Inc. - Class H 5.450%, 03/15/43	107,975
205,000	HB Fuller Company 4.250%, 10/15/28	178,860
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	219,300
	Kaiser Aluminum Corp.*
300,000	4.625%, 03/01/28	262,677
33,000	4.500%, 06/01/31	25,943
183,000	LSF11 A5 HoldCo, LLC*^ 6.625%, 10/15/29	144,253

PRINCIPAL AMOUNT		VALUE
276,000	Mercer International, Inc. 5.125%, 02/01/29	$230,275
234,000	OCI, NV*µ 4.625%, 10/15/25	218,886
400,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	384,912
65,000	Sealed Air Corp.* 5.000%, 04/15/29	59,425
305,000	Silgan Holdings, Inc. 4.125%, 02/01/28	279,621
131,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.*^ 5.125%, 04/01/29	74,819
210,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	194,628
		3,595,068

Other (0.1%)
303,000	1375209 BC, Ltd.* 9.000%, 01/30/28	295,585
33,000	CNX Resources Corp.* 7.375%, 01/15/31	32,807
	NortonLifeLock, Inc.*
140,000	7.125%, 09/30/30	138,320
140,000	6.750%, 09/30/27	138,225
		604,937

Real Estate (0.2%)
210,000	EPR Properties 3.750%, 08/15/29	155,387
	Forestar Group, Inc.*
195,000	5.000%, 03/01/28	162,388
137,000	3.850%, 05/15/26	117,965
301,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	235,174
	Service Properties Trust
345,000	4.350%, 10/01/24	317,304
125,000	5.250%, 02/15/26	108,274
		1,096,492

Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.*
260,000	6.750%, 01/15/30	204,404
131,000	4.625%, 01/15/29	114,006
		318,410

Utilities (0.1%)
97,000	PPL Capital Funding, Inc.‡ 6.339%, 03/30/67 3 mo. USD LIBOR + 2.67%	82,333

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT 39

PRINCIPAL AMOUNT		VALUE
350,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	$328,247
	Vistra Corp.*‡
135,000	8.000%, 10/15/26 5 year CMT + 6.93%	128,424
125,000	7.000%, 12/15/26 5 year CMT + 5.74%	111,344
		650,348
	Total Corporate Bonds (Cost $98,872,478)	85,456,224

Convertible Bonds (111.6%)
Communication Services (7.2%)
	Liberty Media Corp.
8,000,000	0.500%, 12/01/50*	8,569,440
7,750,000	2.250%, 08/15/27*	7,180,375
5,825,000	1.375%, 10/15/23	7,544,482
4,500,000	Match Group Financeco 3, Inc.* 2.000%, 01/15/30	3,862,215
	Snap, Inc.
9,000,000	0.000%, 05/01/27	6,203,610
5,000,000	0.750%, 08/01/26	4,309,350
		37,669,472

Consumer Discretionary (22.6%)
9,750,000	Airbnb, Inc.µ 0.000%, 03/15/26	8,164,065
8,000,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	10,371,120
6,000,000	Chegg, Inc. 0.000%, 09/01/26	4,685,640
	DISH Network Corp.µ
11,000,000	0.000%, 12/15/25	7,462,290
415,000	2.375%, 03/15/24	378,688
9,750,000	DraftKings Holdings, Inc. 0.000%, 03/15/28	6,097,748
11,250,000	Etsy, Inc.µ 0.125%, 09/01/27	9,734,062
14,500,000	Ford Motor Companyµ 0.000%, 03/15/26	14,656,165
1,500,000	Liberty Broadband Corp.* 2.750%, 09/30/50	1,451,220
10,000,000	Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	10,221,700
5,250,000	NCL Corp., Ltd.* 1.125%, 02/15/27	4,012,208
100,000	Peloton Interactive, Inc. 0.000%, 02/15/26	71,975
5,000,000	Shake Shack, Inc. 0.000%, 03/01/28	3,416,700
1,785,000	Tesla, Inc.~ 2.000%, 05/15/24	19,629,109
13,250,000	Vail Resorts, Inc.^ 0.000%, 01/01/26	11,823,637

PRINCIPAL AMOUNT		VALUE
8,000,000	Wayfair, Inc.* 3.250%, 09/15/27	$6,955,600
		119,131,927

Consumer Staples (0.8%)
4,000,000	Post Holdings, Inc.*^ 2.500%, 08/15/27	4,169,880

Energy (5.0%)
2,000,000	EQT Corp.µ 1.750%, 05/01/26	5,701,820
3,750,000	Northern Oil And Gas, Inc.* 3.625%, 04/15/29	4,211,925
6,250,000	Pioneer Natural Resources Company 0.250%, 05/15/25	16,083,687
9,600,000	SunEdison, Inc.* 0.250%, 01/15/49	215,616
		26,213,048

Financials (0.7%)
4,750,000	SoFi Technologies, Inc.* 0.000%, 10/15/26	3,433,348

Health Care (24.0%)
4,000,000	Alnylam Pharmaceuticals, Inc.*µ 1.000%, 09/15/27	4,020,280
4,750,000	Alphatec Holdings, Inc.µ 0.750%, 08/01/26	4,037,785
3,750,000	BioMarin Pharmaceutical, Inc.µ 0.599%, 08/01/24	3,752,288
8,250,000	CONMED Corp.* 2.250%, 06/15/27	7,215,450
10,500,000	CryoPort, Inc.*µ 0.750%, 12/01/26	7,950,495
12,786,000	Dexcom, Inc.µ 0.250%, 11/15/25	14,083,779
2,079,000	Envista Holdings Corp.µ 2.375%, 06/01/25	3,452,575
6,000,000	Exact Sciences Corp.µ 0.375%, 03/15/27	4,239,120
8,000,000	Halozyme Therapeutics, Inc.*µ 1.000%, 08/15/28	8,450,480
3,750,000	Insmed, Inc.µ 0.750%, 06/01/28	2,975,663
3,750,000	Insulet Corp.µ 0.375%, 09/01/26	4,854,000
8,000,000	Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	7,453,520
3,750,000	Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	3,718,350
8,000,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	9,003,040
9,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	5,487,300

Schedule of Investments October 31, 2022

40 CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
3,750,000	NextGen Healthcare, Inc.* 3.750%, 11/15/27	$3,957,000
3,500,000	NuVasive, Inc. 0.375%, 03/15/25	3,061,590
7,500,000	Omnicell, Inc. 0.250%, 09/15/25	7,508,100
7,000,000	Pacira BioSciences, Inc.^ 0.750%, 08/01/25	6,817,580
2,850,000	Repligen Corp. 0.375%, 07/15/24	4,844,059
4,000,000	Sarepta Therapeutics, Inc.* 1.250%, 09/15/27	4,277,560
5,750,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	5,413,222
		126,573,236

Industrials (9.2%)
3,500,000	Air Transport Services Group, Inc.µ 1.125%, 10/15/24	3,791,760
3,300,000	Atlas Air Worldwide Holdings, Inc.µ 1.875%, 06/01/24	5,537,829
6,250,000	John Bean Technologies Corp.^ 0.250%, 05/15/26	5,334,312
3,750,000	Middleby Corp. 1.000%, 09/01/25	4,544,063
4,250,000	Parsons Corp.^ 0.250%, 08/15/25	4,886,182
8,500,000	Southwest Airlines Company^ 1.250%, 05/01/25	10,532,945
17,000,000	Uber Technologies, Inc.^ 0.000%, 12/15/25	14,056,280
		48,683,371

Information Technology (37.9%)
3,750,000	Akamai Technologies, Inc.µ 0.375%, 09/01/27	3,716,963
7,750,000	Bentley Systems, Inc.µ 0.125%, 01/15/26	6,808,995
6,500,000	Bill.com Holdings, Inc.µ 0.000%, 12/01/25	7,232,615
7,750,000	Block, Inc.µ 0.500%, 05/15/23	8,169,197
5,250,000	Camtek Ltd.* 0.000%, 12/01/26	3,988,268
5,000,000	Confluent, Inc.* 0.000%, 01/15/27	3,732,900
8,500,000	Coupa Software, Inc.µ 0.125%, 06/15/25	7,309,490
4,000,000	CyberArk Software, Ltd.µ 0.000%, 11/15/24	4,689,960
3,750,000	Datadog, Inc.µ 0.125%, 06/15/25	4,282,125

PRINCIPAL AMOUNT		VALUE
5,250,000	DigitalOcean Holdings, Inc.* 0.000%, 12/01/26	$3,849,668
	Enphase Energy, Inc.µ
7,927,000	0.000%, 03/01/26	9,737,606
5,000,000	0.000%, 03/01/28	6,440,500
5,000,000	Five9, Inc.µ 0.500%, 06/01/25	4,442,900
11,750,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	11,880,072
3,750,000	MongoDB, Inc. 0.250%, 01/15/26	4,242,862
	Okta, Inc.
6,500,000	0.125%, 09/01/25	5,478,330
3,500,000	0.375%, 06/15/26	2,812,180
13,500,000	ON Semiconductor Corp. 0.000%, 05/01/27	17,850,915
7,500,000	Palo Alto Networks, Inc. 0.750%, 07/01/23	14,530,350
5,250,000	Perficient, Inc.* 0.125%, 11/15/26	3,963,750
9,750,000	Repay Holdings Corp.* 0.000%, 02/01/26	6,724,965
3,425,000	RingCentral, Inc. 0.000%, 03/01/25	2,857,820
	Shift4 Payments, Inc.
12,000,000	0.000%, 12/15/25	10,816,920
195,000	0.500%, 08/01/27	150,901
6,750,000	Silicon Laboratories, Inc.^ 0.625%, 06/15/25	7,656,592
9,750,000	Splunk, Inc. 1.125%, 06/15/27	8,311,875
8,500,000	Tyler Technologies, Inc. 0.250%, 03/15/26	8,036,070
10,500,000	Unity Software, Inc.* 0.000%, 11/15/26	7,659,225
5,500,000	Wix.com, Ltd. 0.000%, 08/15/25	4,580,510
4,469,000	Wolfspeed, Inc.*^ 0.250%, 02/15/28	4,111,212
2,750,000	Zscaler, Inc. 0.125%, 07/01/25	3,384,453
		199,450,189

Materials (3.3%)
2,750,000	ATI, Inc.µ 3.500%, 06/15/25	5,552,387
3,000,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	3,398,190
4,159,000	Lithium Americas Corp.* 1.750%, 01/15/27	3,611,343
5,225,000	MP Materials Corp.* 0.250%, 04/01/26	5,004,610
		17,566,530

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT 41

PRINCIPAL AMOUNT		VALUE
Other (0.0%)
135,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	$93,937

Real Estate (0.9%)
5,250,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	4,656,277
	Total Convertible Bonds (Cost $588,904,747)	587,641,215

Bank Loans (1.9%) ¡
Airlines (0.1%)
225,000	American Airlines, Inc.‡ 8.993%, 04/20/28 3 mo. LIBOR + 4.75%	223,192
256,500	Mileage Plus Holdings, LLC‡ 8.777%, 06/21/27 3 mo. LIBOR + 5.25%	262,378
334,900	United Airlines, Inc.‡ 8.108%, 04/21/28 3 mo. LIBOR + 3.75%	327,807
		813,377

Communication Services (0.2%)
338,625	Clear Channel Outdoor Holdings, Inc.‡ 7.915%, 08/21/26 3 mo. LIBOR + 3.50%	311,072
875	Clear Channel Outdoor Holdings, Inc.‡ 7.254%, 08/21/26 1 mo. LIBOR + 3.50%	804
393,907	DIRECTV Financing, LLC‡ 8.754%, 08/02/27 1 mo. LIBOR + 5.00%	376,378
420,000	Entercom Media Corp.‡ 6.132%, 11/18/24 1 mo. LIBOR + 2.50%	325,401
81,273	Nexstar Broadcasting, Inc.‡ 6.254%, 09/18/26 1 mo. LIBOR + 2.50%	80,630
134,663	Univision Communications, Inc.‡ 7.790%, 06/24/29 3 mo. SOFR + 4.25%	132,306
		1,226,591

Consumer Discretionary (0.4%)
88,526	Life Time Fitness, Inc.‡ 7.820%, 12/16/24 3 mo. LIBOR + 4.75%	87,498
124,688	Peloton Interactive, Inc.‡ 8.346%, 05/25/27 2 mo. LIBOR + 6.50%	121,259
136,957	Penn National Gaming, Inc.‡ 6.579%, 05/03/29 1 mo. SOFR + 2.75%	135,194

PRINCIPAL AMOUNT		VALUE
467,875	Petco Health and Wellness Company, Inc.‡ 6.924%, 03/03/28 3 mo. LIBOR + 3.25%	$449,852
557,999	PetSmart, Inc.‡ 7.500%, 02/11/28 1 mo. LIBOR + 3.75%	538,355
280,000	SkyMiles IP, Ltd.‡ 7.993%, 10/20/27 3 mo. LIBOR + 3.75%	282,976
306,107	TKC Holdings, Inc.‡ 9.180%, 05/15/28 3 mo. LIBOR + 5.50%	261,492
444,150	WW International, Inc.‡ 7.260%, 04/13/28 1 mo. LIBOR + 3.50%	289,253
		2,165,879

Financials (0.1%)
378,558	Jazz Financing Lux Sarl‡ 7.254%, 05/05/28 1 mo. LIBOR + 3.50%	374,686

Health Care (0.3%)
236,685	Amneal Pharmaceuticals, LLC‡ 7.188%, 05/04/25 3 mo. LIBOR + 3.50%	203,085
231,337	Amneal Pharmaceuticals, LLC‡ 7.188%, 05/04/25 3 mo. LIBOR + 3.50%	198,496
64,188	Bausch Health Companies, Inc.‡ 8.624%, 02/01/27 1 mo. SOFR + 5.25%	48,233
178,883	Icon Luxembourg Sarl‡ 5.938%, 07/03/28 3 mo. LIBOR + 2.25%	177,352
276,391	Mallinckrodt International Finance, SA‡ 8.733%, 09/30/27 3 mo. LIBOR + 5.25%	226,253
282,353	Padagis, LLC‡ 8.491%, 07/06/28 3 mo. LIBOR + 4.75%	240,706
44,569	PRA Health Sciences, Inc.‡ 5.938%, 07/03/28 3 mo. LIBOR + 2.25%	44,187
688,336	Team Health Holdings, Inc.‡ 8.979%, 03/02/27 1 mo. SOFR + 5.25%	576,482
		1,714,794

Industrials (0.2%)
103,950	ACProducts, Inc.‡ 7.127%, 05/17/28 6 mo. LIBOR + 4.25%	73,328

Schedule of Investments October 31, 2022

42 CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
34,300	ACProducts, Inc.‡ 7.924%, 05/17/28 3 mo. LIBOR + 4.25%	$24,196
169,575	Air Canada‡ 6.421%, 08/11/28 3 mo. LIBOR + 3.50%	165,883
270,365	Dun & Bradstreet Corp.‡ 6.846%, 02/06/26 1 mo. LIBOR + 3.25%	266,648
237,972	Granite Holdings US Acquisition Company‡ 7.688%, 09/30/26 3 mo. LIBOR + 4.00%	232,768
259,350	Scientific Games International, Inc.‡ 6.402%, 04/14/29 1 mo. SOFR + 3.00%	256,487
		1,019,310

Information Technology (0.2%)
262,625	Banff Merger Sub, Inc.‡ 7.504%, 10/02/25 1 mo. LIBOR + 3.75%	253,029
232,971	Camelot U.S. Acquisition 1 Company‡ 6.754%, 10/30/26 1 mo. LIBOR + 3.00%	229,525
91,030	Camelot U.S. Acquisition 1 Company‡ 6.754%, 10/30/26 1 mo. LIBOR + 3.00%	89,740
65,000	Central Parent, Inc.‡ 8.112%, 07/06/29 3 mo. SOFR + 4.50%	63,781
270,000	II-VI, Inc.‡ 5.878%, 07/02/29 1 mo. LIBOR + 2.75%	263,588
365,000	VFH Parent, LLC‡ 6.567%, 01/13/29 1 mo. SOFR + 3.00%	358,459
		1,258,122

Materials (0.1%)
195,000	Innophos, Inc.‡ 7.004%, 02/05/27 1 mo. LIBOR + 3.25%	189,394
134,325	LSF11 A5 HoldCo, LLC‡ 7.343%, 10/15/28 1 mo. SOFR + 3.50%	128,112
		317,506

Other (0.1%)
345,000	ChampionX Corp.‡ 6.618%, 06/07/29 1 mo. SOFR + 3.25%	345,345

PRINCIPAL AMOUNT		VALUE

Special Purpose Acquisition Companies (0.2%)
242,500	AP Core Holdings II, LLC‡ 9.254%, 09/01/27 1 mo. LIBOR + 5.50%	$221,685
139,650	Clydesdale Acquisition Holdings, Inc.‡ 8.004%, 04/13/29 1 mo. SOFR + 4.18%	134,741
64,675	Fertitta Entertainment, LLC‡ 7.729%, 01/27/29 1 mo. SOFR + 4.00%	60,843
285,000	Oscar AcquisitionCo, LLC‡ 8.153%, 04/29/29 3 mo. SOFR + 4.50%	259,576
260,000	Patagonia Holdco LLC‡ 8.386%, 08/01/29 3 mo. SOFR + 5.75%	209,300
		886,145
	Total Bank Loans (Cost $10,872,455)	10,121,755

U.S. Government and Agency Securities (5.6%)
Other (5.6%)
6,750,000	U.S. Treasury Note 2.250%, 03/31/24	6,529,175
	United States Treasury Note^
12,000,000	2.500%, 05/31/24	11,612,578
11,750,000	2.500%, 04/30/24µ	11,388,779
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $30,472,715)	29,530,532

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (15.5%)
Communication Services (2.1%)
9,000	T-Mobile Exchangeable Trust* 5.250%, 06/01/23	11,203,470

Consumer Discretionary (1.4%)
68,935	Aptiv, PLCµ^ 5.500%, 06/15/23	7,367,773

Energy (0.0%)
7	Gulfport Energy Corp. 10.000%, 12/01/22 15.000% PIK rate	43,855

Financials (1.8%)
4,000	Bank of America Corp. ‡‡ 7.250%	4,641,840
73,830	KKR & Company, Inc. 6.000%, 09/15/23	4,482,958
		9,124,798

Schedule of Investments October 31, 2022

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT 43

NUMBER OF SHARES		VALUE

Health Care (2.8%)
62,325	Boston Scientific Corp. 5.500%, 06/01/23	$6,858,243
5,910	Danaher Corp.µ^ 5.000%, 04/15/23	7,756,816
		14,615,059

Utilities (7.4%)
123,415	AES Corp.µ^ 6.875%, 02/15/24	12,157,612
106,000	American Electric Power Company, Inc.µ^ 6.125%, 08/15/23	5,270,320
	NextEra Energy, Inc.
227,140	6.219%, 09/01/23	10,959,505
156,300	6.926%, 09/01/25	7,267,950
68,765	5.279%, 03/01/23	3,399,741
		39,055,128
	Total Convertible Preferred Stocks (Cost $83,456,553)	81,410,083

Common Stocks (3.0%)
Communication Services (0.0%)
5,620	Altice USA, Inc. - Class A#	37,148
1,888	Cumulus Media, Inc. - Class A#	13,915
		51,063

Energy (0.3%)
2,577	Canvas Energy, Inc. - Class A&#	148,177
795	Chesapeake Energy Corp.	81,305
18,535	Energy Transfer, LP	236,692
11,035	Enterprise Products Partners, LP	278,634
1,881	EP Energy Corp.&#	16,929
3,560	Magellan Midstream Partners, LP	192,062
1,000	Schlumberger, NV	52,030
4,189	Superior Energy Services, Inc.&#	282,757
2,400	Williams Companies, Inc.	78,552
		1,367,138

Health Care (0.0%)
4,076	Mallinckrodt, PLC#	61,792

Information Technology (2.7%)
30,545	Broadcom, Inc.	14,359,816

Special Purpose Acquisition Company (0.0%)
3,162	Intelsat Emergence, SA&#	79,050
	Total Common Stocks (Cost $12,658,245)	15,918,859

NUMBER OF SHARES		VALUE

Preferred Stocks (0.2%)
Consumer Discretionary (0.1%)
1,722	Guitar Center, Inc.&	$214,389

Energy (0.1%)
10,285	NuStar Energy, LP‡ 9.126%, 11/30/22 3 mo. USD LIBOR + 5.64%	218,453
4,635	NuStar Energy, LP‡ 10.249%, 11/30/22 3 mo. USD LIBOR + 6.77%	107,347
12,000	NuStar Logistics, LP‡ 10.813%, 01/15/43 3 mo. USD LIBOR + 6.73%	298,920
		624,720

Financials (0.0%)
5,319	B Riley Financial, Inc. 5.250%, 08/31/28	90,263
	Total Preferred Stocks (Cost $984,292)	929,372

Warrants (0.0%) #
Energy (0.0%)
13,522	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	2
12,170	Mcdermott International, Ltd. 06/30/27, Strike $12.33	1
	Total Warrants (Cost $5,195)	3

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Option (0.7%) #
Consumer Discretionary (0.7%)
855 19,454,670	Tesla, Inc. Put, 11/18/22, Strike $266.67 (Cost $2,383,657)	3,441,375
	TOTAL INVESTMENTS (154.7%) (Cost $828,610,337)	814,449,418

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-17.5%)		(92,000,000)
LIABILITIES, LESS OTHER ASSETS (-37.2%)		(195,836,656)
NET ASSETS (100.0%)		$526,612,762
WRITTEN OPTION (0.0%) #
Consumer Discretionary (0.0%)
420 9,556,680	Tesla, Inc. Call, 11/18/22, Strike $333.33 (Premium $733,055)	$(4,200)

Schedule of Investments October 31, 2022

44 CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT	See accompanying Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $214,570,403.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

&Illiquid security.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2022.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $8,813,855.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

‡‡Perpetual maturity.

#Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT 45

Statement of Assets and Liabilities October 31, 2022

ASSETS
Investments in securities, at value (cost $828,610,337)	$814,449,418
Cash with custodian	36,103,909
Restricted cash for short positions	869
Receivables:
Accrued interest and dividends	2,562,517
Investments sold	546,672
Prepaid expenses	269,926
Total assets	853,933,311

LIABILITIES
Options written, at value (premium $733,055)	4,200
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 3,680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $580,111) (Note 7)	91,419,889
Payables:
Notes payable (Note 6)	230,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	263,150
Investments purchased	4,335,267
Affiliates:
Investment advisory fees	707,975
Trustees’ fees and officer compensation	3,826
Other accounts payable and accrued liabilities	586,242
Total liabilities	327,320,549
NET ASSETS	$526,612,762

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 26,080,838 shares issued and outstanding	$551,943,841
Accumulated distributable earnings (loss)	(25,331,079)
NET ASSETS	$526,612,762
Net asset value per common shares based upon 26,080,838 shares issued and outstanding	$20.19

Statement of Operations Year Ended October 31, 2022

46 CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$10,352,596
(Amortization)/accretion of investment securities	(9,587,748)
Net interest	764,848
Dividends	5,672,349
Total investment income	6,437,197

EXPENSES
Investment advisory fees	9,742,240
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	3,575,466
Interest expense on Notes Payable (Note 6)	3,351,228
Printing and mailing fees	107,272
Legal fees	94,716
Accounting fees	72,962
Fund administration fees	53,967
Trustees’ fees and officer compensation	52,246
Transfer agent fees	51,594
Audit fees	49,451
Custodian fees	17,069
Registration fees	6,411
Other	118,405
Total expenses	17,293,027
NET INVESTMENT INCOME (LOSS)	(10,855,830)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	62,132,476
Purchased options	(11,540,648)
Written options	4,198,740
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(289,768,176)
Purchased options	14,567,336
Written options	(1,516,390)
NET GAIN (LOSS)	(221,926,662)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(232,782,492)

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT 47

	Year Ended October 31, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$(10,855,830)	$(29,754,447)
Net realized gain (loss)	54,790,568	71,709,250
Change in unrealized appreciation/(depreciation)	(276,717,230)	178,661,637
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(232,782,492)	220,616,440

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(59,155,624)	(55,419,329)
Net decrease in net assets from distributions to common shareholders	(59,155,624)	(55,419,329)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	26,554,130	10,220,290
Reinvestment of distributions resulting in the issuance of stock	3,442,578	1,113,145
Net increase (decrease) in net assets from capital stock transactions	29,996,708	11,333,435
TOTAL INCREASE (DECREASE) IN NET ASSETS	(261,941,408)	176,530,546

NET ASSETS
Beginning of year	$788,554,170	$612,023,624
End of year	$526,612,762	$788,554,170

Statement of Cash Flows

48 CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT	See accompanying Notes to Financial Statements

Year Ended October 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(232,782,492)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(520,560,334)
Proceeds paid on closing written options	(2,317,659)
Proceeds from disposition of investment securities, including purchased options	584,226,245
Premiums received from written options	3,532,231
Amortization and accretion of fixed-income securities	9,587,748
Amortization of offering costs on Mandatory Redeemable Preferred Shares	211,088
Net realized gains/losses from investments, excluding purchased options	(62,132,476)
Net realized gains/losses from purchased options	11,540,648
Net realized gains/losses from written options	(4,198,740)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	289,768,176
Change in unrealized appreciation or depreciation on purchased options	(14,567,336)
Change in unrealized appreciation or depreciation on written options	1,516,390
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	221,641
Prepaid expenses	17,308
Increase/(decrease) in liabilities:
Payables to affiliates	(251,562)
Other accounts payable and accrued liabilities	313,903
Net cash provided by/(used in) operating activities	$64,124,779

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	26,683,627
Distributions to shareholders	(55,713,046)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(6,439)
Offering costs on Mandatory Redeemable Preferred Shares	(269,762)
Repayment of Note payable	(40,000,000)
Net cash provided by/(used in) financing activities	$(69,305,620)
Net increase/(decrease) in cash	$(5,180,841)
Cash and restricted cash at beginning of year	$41,285,619
Cash at end of year	$36,104,778
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$3,101,524
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$3,575,466
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$3,442,578

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	36,103,909
Restricted cash for short positions	869
Total cash and restricted cash at period end	$36,104,778

Notes to Financial Statements

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   49

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Dynamic Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2014 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 27, 2015.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of convertible securities (including synthetic convertibles, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities) and debt and equity income-producing securities, as well as other investments that generate current income and dividends, including but not limited to common and preferred stocks, investment grade and below investment grade (high-yield or “junk”) bonds, loans, equity-linked notes, and floating rate securities (referred to throughout as “income-producing securities”). Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertible securities, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities). The Fund may invest up to 50% of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets. The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible securities). In addition, the Fund may invest all or substantially all of its managed assets in below investment grade convertible securities (including non-convertible securities held to create synthetic convertible securities); provided that, the Fund may invest up to 15% of its managed assets in convertible and non-convertible securities rated below B3 by Moody’s or below B- by Standard & Poor’s. As such, the Fund’s portfolio may at times consist entirely or primarily of below investment grade securities, including high-yield bonds. The Fund may invest up to 15% of its managed assets in illiquid securities. The Fund may invest up to 10% of its managed assets in the equity securities of REITs and up to 10% of its managed assets in the equity securities of MLPs; however, convertible securities are excluded from each of these limitations. The Fund may invest in securities with a broad range of maturities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Trust's Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors LLC (“Calamos Advisors”) to perform fair valuation determinations related to all Portfolio investments under the oversight of the Board. As “valuation designee” the Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Fund's NAV is determined. The valuation of the Fund's investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board of Trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Notes to Financial Statements

50   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Notes to Financial Statements

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   51

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book and tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund has an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Fund. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of The Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on The Fund’s holdings. The Fund has an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Fund. These services include: monitoring the calculation of expense accrual amounts for the Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Fund; preparing financial reporting statements for the Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the

Notes to Financial Statements

52   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

value of the measuring shares. At October 31, 2022 the Fund had no deferred compensation. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2022.

Note 3 – Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was June 29, 2022. Effective June 29, 2022 and pursuant to the requirements of Rule 2a-5, the Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2022 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$35,695,449	$358,706,701
Proceeds from sales	5,163,662	454,252,456

The cost basis of investments for federal income tax purposes at October 31, 2022 was as follows:

Cost basis of investments	$838,503,945
Gross unrealized appreciation	77,603,898
Gross unrealized depreciation	(101,662,625)
Net unrealized appreciation (depreciation)	$(24,058,727)

Note 4 – Income Taxes

For the fiscal year ended October 31, 2022, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(1,847,044)
Undistributed net investment income/(loss)	17,100,993
Accumulated net realized gain/(loss) on investments	(15,253,949)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2022 were characterized for federal income tax purposes as follows:

	Year Ended October 31, 2022	Year Ended October 31, 2021
Distributions paid from:
Ordinary income	$$5,018,611	$58,026,834
Long-term capital gains	57,501,392	70,027
Return of capital	—	—

Notes to Financial Statements

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   53

As of October 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	12,805,079
Total undistributed earnings	12,805,079
Accumulated capital and other losses	(14,050,895)
Net unrealized gains/(losses)	(24,058,727)
Total accumulated earnings/(losses)	(25,304,543)
Other	(26,536)
Paid-in-capital	551,943,841
Net assets applicable to common shareholders	$526,612,762

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2022.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

Notes to Financial Statements

54   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2022, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2022, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$3,441,375	$—
Written options(2)	—	4,200
	$3,441,375	$4,200

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2) Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the year ended October 31, 2022, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	1,995
Written options	730

*Activity during the period is measured by opened number of contracts for options purchased or written.

Notes to Financial Statements

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   55

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $370.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of OBFR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2022, the average borrowings under the Agreement were $248.2 million. For the year ended October 31, 2022, the average interest rate was 1.43%. As of October 31, 2022, the amount of total outstanding borrowings was $230.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2022 was 3.52%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2022, approximately $92.1 million of securities were on loan ($85.0 million of fixed income securities and $7.1 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

The Fund issued MRPS on August 24, 2021 and September 6, 2017. On August 24, 2021, 1,970,000 MRPS were issued with an aggregate liquidation preference of $49.25 million. On September 6, 2017, 2,560,000 MRPS were issued with an aggregate liquidation preference of $64.0 million. Series A MRPS in the total amount of $21,250,000 redeemed at $25.01 per share on September 6, 2022. Dividends on the Series A Shares ceased accumulating on the redemption date. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into four series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2022.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series B	9/06/24	4.00%	850	$25	$21,250,000
Series C	9/06/27	4.24%	860	$25	$21,500,000
Series D	8/24/26	2.45%	1,120	$25	$28,000,000
Series E	5/24/27	2.68%	850	$25	$21,250,000
				Total	$92,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

During the year ended October 31, 2022, all MRPS were rated `AA-’ by Kroll Bond Rating Agency LLC (“KBRA”). If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Notes to Financial Statements

56   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by KBRA. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by KBRA, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” with the Statement of Operations.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as KBRA, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as KBRA, by application of the applicable rating agency guidelines.

With regard to Series D and E MRPS, for so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively “non-cash distributions”) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Notes to Financial Statements

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   57

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 26,080,838 shares outstanding at October 31, 2022. Transactions in common shares were as follows:

	Year ENDED October 31, 2022	Year ENDED October 31, 2021
Beginning shares	24,848,140	24,485,508
Shares sold	1,077,219	326,244
Shares issued through reinvestment of distributions	155,479	36,388
Ending shares	26,080,838	24,848,140

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the year ended October 31, 2022, the Fund sold shares that were $0.0384 in excess of net asset value at an average sales price of $25.8961.

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$85,456,224	$—	$85,456,224
Convertible Bonds	—	587,641,215	—	587,641,215
Bank Loans	—	10,121,755	—	10,121,755
U.S. Government and Agency Securities	—	29,530,532	—	29,530,532
Convertible Preferred Stocks	62,405,942	19,004,141	—	81,410,083
Common Stocks U.S.	15,391,946	526,913	—	15,918,859
Preferred Stocks	714,983	214,389	—	929,372
Warrants	—	3	—	3
Purchased Options	3,441,375	—	—	3,441,375
Total	$81,954,246	$732,495,172	$—	$814,449,418
Liabilities:
Written Options	$4,200	$—	$—	$4,200
Total	$4,200	$—	$—	$4,200

Financial Highlights

Financial Highlights

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   59

58   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,								March 27, 2015• through October 31, 2015
	2022	2021	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$31.73	$25.00	$19.93	$19.55	$21.03	$19.56	$21.63		$23.88 (a)
Income from investment operations:
Net investment income (loss)*	(0.43)	(1.21)	0.70	0.73	0.85	0.86	0.89		0.48
Net realized and unrealized gain (loss)	(8.81)	10.20	6.37	1.65	(0.33)	2.61	(0.96)		(1.84)
Total from investment operations	(9.24)	8.99	7.07	2.38	0.52	3.47	(0.07)		(1.36)
Less distributions to common shareholders from:
Net investment income	(0.24)	(0.25)	(0.70)	(0.50)	(2.00)	(0.91)	(0.99)		(0.84)
Net realized gains	(2.10)	(2.01)	(1.30)	(0.80)	—	—	(0.00	)(b)	—
Return of capital	—	—	—	(0.70)	—	(1.09)	(1.01)		—
Total distributions	(2.34)	(2.26)	(2.00)	(2.00)	(2.00)	(2.00)	(2.00)		(0.84)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—	—	—	—		(0.05)
Premiums from shares sold in at the market offerings	0.0384	0.0078	—	—	—	—	—		—
Net asset value, end of year	$20.19	$31.73	$25.00	$19.93	$19.55	$21.03	$19.56		$21.63
Market value, end of year	$21.89	$32.62	$22.35	$20.65	$18.94	$20.49	$17.83		$19.28
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(c)(d)
Net asset value	(29.91)%	36.76%	38.59%	13.05%	2.40%	19.19%	1.03%		(5.78)%
Market value	(26.08)%	57.27%	19.58%	20.85%	1.82%	27.40%	3.32%		(19.79)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(d)	2.75%	2.10%	2.50%	3.22%	2.82%	2.17%	2.02%		1.91% (e)
Net investment income (loss)	(1.73)%	(3.97)%	3.22%	3.70%	4.06%	4.26%	4.48%		3.65% (e)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$526,613	$788,554	$612,024	$487,709	$477,256	$512,737	$477,070		$527,472
Portfolio turnover rate	42%	48%	85%	50%	67%	78%	40%		23%
Average commission rate paid	$0.0563	$0.0217	$0.0243	$0.0182	$0.0249	$0.0212	$0.0233		$0.0198
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$92,000	$92,000	$64,000	$64,000	$64,000	$64,000	$–		$–
Notes Payable (000’s omitted)	$230,000	$270,000	$204,600	$180,600	$187,500	$169,000	$195,000		$220,000
Asset coverage per $1,000 of loan outstanding(f)	$3,690	$4,261	$4,304	$4,055	$3,887	$4,413	$3,447		$3,398
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(g)	$231	$313	$344	$286	$285	$291	$–		$–

•Commencement of operations.

*Net investment income calculated based on average shares method.

(a)Net of sales load of $1.125 on initial shares issued and beginning net asset value of $23.875.

(b)Amount is less than $0.01.

(c)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.65%, 1.51%, 1.56%, 1.61%, 1.57%, 1.51%, 1.52% and 1.56%, respectively.

(e)Annualized.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(g)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

Report of Independent Registered Public Accounting Firm

60   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

To the shareholders and the Board of Trustees of
Calamos Dynamic Convertible and Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Dynamic Convertible and Income Fund (the "Fund"), including the schedule of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the seven years in the period then ended and for the period March 27, 2015 (commencement of operations) through October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the seven years in the period then ended and for the period March 27, 2015 (commencement of operations) through October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
December 19, 2022

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   61

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 29, 2022, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through September 30, 2023, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser’s investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the average performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2022. The Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Category average for the one-, three- and five-year periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other closed-end funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

62   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and sub-advisory accounts with comparable investment strategies. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed the Fund’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   63

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2023, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2022. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $57,501,392 as capital gain dividends for the fiscal year ended October 31, 2022.

Under Section 854(b)(2) of the Code, the Fund hereby designates $4,373,991 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2022.

Under Section 854(b)(2) of the Code, the Fund hereby designates 83.85% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2022.

64   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its Board of Trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2015) Term Expires 2023	28

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2015) Lead Independent Trustee (since July 2019) Term Expires 2024	28

Retired; Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2015) Term Expires 2023	28

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, and JNL Investors Series Trust (since 2007); JNL Variable Fund LLC (2007-2020); Jackson Variable Series Trust (2018-2020); and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Virginia G. Breen, (1964)	Trustee (since 2015) Term Expires 2025	28

Private Investor; Director, Tech and Energy Transition Corporation (blank check company) (since 2021); Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2025	28

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019) Term Expires 2024	28

Member (2015-2021) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019) Term Expires 2023		Private investor; formerly, Director of Equities, AllianceBernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 131 portfolios in fund complex.

***Overseeing eighteen portfolios in fund complex.

****Overseeing four portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   65

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); prior thereto, President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)

Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors and CWM (since 2016); prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2015)

Executive Vice President and Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors and CFS; prior thereto, President (2015-February 2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013); Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2015)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2015)	Chief Compliance Officer, Calamos Funds (since 2005)

Daniel Dufresne, (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

Susan L. Schoenberger, (1963)	Vice President and Assistant Secretary (since 2022)	Vice President, Associate Counsel, Calamos Advisors (since 2022); prior thereto Vice President, Legal Counsel (2011-2022), Ariel Investments, LLC

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2022 Annual Meeting

The Fund held its annual meeting of shareholders on June 28, 2022. The purposes of the annual meeting were (i) to elect one trustee, to be elected by the holders of common shares and the holders of preferred shares, to the Fund’s Board of Trustees for a three-year term, or until the trustee’s successor is duly elected and qualified; (ii) to elect one trustee, to be elected by the holders of preferred shares, to the Fund’s Board of Trustees for a three-year term, or until the trustee’s successor is duly elected and qualified; and (iii) to conduct any other lawful business of the Fund.

Mr. Lloyd A. Wennlund was nominated for reelection as a trustee by the holders of the common shares and preferred shares, and Ms. Virginia G. Breen was nominated for reelection as a trustee by the holders of the preferred shares, each for a three-year term until the 2025 annual meeting or until his or her successor is duly elected and qualified; and each was elected as such by a majority of the outstanding shares entitled to vote as follows:

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	Broker Non-votes and abstentions
Lloyd A. Wennlund	21,206,609.374	589,618	—
Virginia G. Breen	3,200,000	—	—

Messrs. Calamos, Rybak, Toub and Neal and Ms. Stuckey’s terms of office as trustees continued after the meeting.

About Closed-End Funds

66   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   67

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. During the last fiscal year, the fund made monthly distributions totaling $2.34 per share, which were characterized as $2.10 per share of net realized gain, $0 per share return of capital and $0.24 per share of net investment income.

Distributions of capital decrease the fund's total assets and total assets per share and, therefore, could have the effect of increasing the fund's expense ratio. In general, the policy of fixing the fund's distributions at a targeted rate does not affect the fund's investment strategy. However, in order to make these distributions, on occasion the fund may have to sell portfolio securities at a less than opportune time.

There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

Automatic Dividend Reinvestment Plan

68   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT   69

Calamos Dynamic Convertible and Income Fund (the “Fund”) is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the DSTA Control Share Statute). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares, as applicable) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

•10% or more, but less than 15% of all voting power;

•15% or more, but less than 20% of all voting power;

•20% or more, but less than 25% of all voting power;

•25% or more, but less than 30% of all voting power;

•30% or more, but less than a majority of all voting power; or

•a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series B, Series C, Series D and Series E Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 in excess of the above thresholds (when counted together with any shares acquired before August 1, 2022) are considered control shares subject to the DSTA Control Share Statute.

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

70   CALAMOS DYNAMIC Convertible and Income Fund Annual REPORT

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 43078
Providence, RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CCDANR 5 2022

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2021	10/31/2022
Audit Fees (a)	$37,454	$37,600
Audit-Related Fees(b)	$11,422	$11,460
Tax Fees(c)	$37,029	$37,637
All Other Fees(d)	$—	$—
Total	$85,905	$86,697

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2021	10/31/2022
Registrant	$37,029	$37,637
Investment Adviser	$2,000	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by Calamos Advisors’ team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and Founder of Calamos Advisors; Chairman and Global Chief Investment Officer (“CIO”) of Calamos Advisors since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. John Hillenbrand joined Calamos in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. from March 2013 to September 2015, he was a Co-Portfolio Manager. Between August 2002 and March 2013, he was a senior strategy analyst. Eli Pars joined Calamos in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 to November 2012. Jon Vacko joined Calamos in June2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined Calamos in October 2003 and since February 2021 has been a Senior Co-Portfolio Manager. Previously, Mr. Wysocki was a Co-Portfolio Manager from March 2015 to January 2021; sector head from March 2014 to March 2015; a Co-Portfolio Manager from March 2013 to March 2014; and a senior strategy analyst from February 2007 to March 2013.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2022

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	24	30,115,139,630	5	690,711,207	5,193	3,966,735,852
R. Matthew Freund	16	13,118,018,598	2	530,544,972	4,911	3,960,416,173
John Hillenbrand	18	11,799,356,853	5	690,711,207	4,046	3,233,975,839
Eli Pars	18	28,394,405,159	5	690,711,207	3,992	3,153,708,469
Jon Vacko	19	12,266,121,176	5	690,711,207	4,010	3,184,136,160
Joe Wysocki	12	11,529,740,551	4	687,783,811	3,348	2,201,710,186

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2022

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	247,250,553	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
John Hillenbrand	2	247,250,553	0	—	0	—
Eli Pars	2	247,250,553	0	—	0	—
Jon Vacko	2	247,250,553	0	—	0	—
Joe Wysocki	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2022, John P. Calamos, Sr., Calamos Advisors’ Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and an annual bonus, both components payable in cash. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos Advisors currently consists of deferred bonus payments, which fluctuate in value over time based upon either: (1) the performance of certain managed investment products for investment professionals (“Mutual Fund Incentive Awards”); or (2) the overall value of the firm for non-investment professionals (“Company Incentive Awards”).

As of October 31, 2022, R. Matthew Freund, John Hillenbrand, Eli Pars, Jon Vacko, and Joe Wysocki receive all of their compensation from Calamos Advisors. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for discretionary Mutual Fund Incentive Awards. This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm.

This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm.

(a)(4) As of October 31, 2022, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos, Sr.	Over $1,000,000
R. Matthew Freund	None
John Hillenbrand	None
Eli Pars	None
Jon Vacko	None
Joe Wysocki	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

(a)(2)(iv) Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Dynamic Convertible and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2022